Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 459,999,972.00
Previously Paid Amount	0.00
Total Fee Amount	63,526.00
Total Offset Amount	0.00
Net Fee	$ 63,526.00
Final Prospectus	false